UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2017

SERES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 12, 2017, Seres Therapeutics, Inc. (the “Company,” “we,” and “our”) posted an updated corporate slide presentation, including reaffirmed financial guidance and information regarding the Company’s clinical trials, on its website at www.serestherapeutics.com. Updated clinical trial disclosures include (i) the initiation of the SER-109 ECORSPOR III study; (ii) the designation of the SER-109 ECOSPOR III study as a Phase 3 trial; and (iii) the planned expansion of the SER-262 Phase 1b study and the resulting modification in the timing of expected study results to early 2018. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Seres Therapeutics, Inc. Corporate Slide Presentation as of June 12, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, including the planned expansion for the SER-262 Phase 1b study and the timing of study results for the SER-262 Phase 1b study.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding, which may not be available; our limited operating history; the unpredictable nature of our early stage development efforts for marketable drugs; the unproven approach to therapeutic intervention of our microbiome therapeutics; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; potential delays in enrollment of patients which could affect the receipt of necessary regulatory approvals; potential delays in regulatory approval, which would impact the ability to commercialize our product candidates and affect our ability to generate revenue; any fast track or Breakthrough Therapy designation may not lead to faster development, regulatory approval or marketing approval; our possible inability to receive orphan drug designation should we choose to seek it; our reliance on third parties to conduct our clinical trials and the potential for those third parties to not perform satisfactorily; our reliance on third parties to manufacture our product candidates, which may delay, prevent or impair our development and commercialization efforts; our lack of experience in manufacturing our product candidates; the potential failure of our product candidates to be accepted on the market by the medical community; our lack of experience selling, marketing and distributing products and our lack of internal capability to do so; failure to compete successfully against other drug companies; potential competition from biosimilars; failure to obtain marketing approval internationally; post-marketing restrictions or withdrawal from the market; anti-kickback, fraud, abuse, and other healthcare laws and regulations exposing us to potential criminal sanctions; recently enacted or future legislation; compliance with environmental, health, and safety laws and regulations; protection of our proprietary technology; protection of the confidentiality of our trade secrets; changes in United States patent law; potential lawsuits for infringement of third-party intellectual property; our patents being found invalid or unenforceable; compliance with patent regulations; claims challenging the inventorship or ownership of our patents and other intellectual property; claims asserting that we or our employees misappropriated a third-party’s intellectual property or otherwise claiming ownership of what we regard as our intellectual property; adequate protection of our trademarks; ability to attract and retain key executives; managing our growth could result in difficulties; risks associated with international operations; potential system failures; the price of our common stock may fluctuate substantially; our executive officers, directors, and principal stockholders have the ability to control all matters submitted to the stockholders; a significant portion of our total outstanding shares are eligible to be sold into the market; unfavorable or lacking analyst research or reports; and we are currently subject to securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on May 7, 2017 and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this report. Any such forward-looking statements represent management’s estimates as of the date of this report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: June 12, 2017	By:	/s/ Thomas J. DesRosier
Name: Thomas J. DesRosier
Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Seres Therapeutics, Inc. Corporate Slide Presentation as of June 12, 2017